Exhibit 10.19.3

AMENDMENT NO. 2 TO

ONCTERNAL THERAPEUTICS, INC.

2021 EMPLOYMENT INDUCEMENT INCENTIVE AWARD PLAN

THIS AMENDMENT NO. 2 TO THE ONCTERNAL THERAPEUTICS, INC. 2021 EMPLOYMENT INDUCEMENT INCENTIVE AWARD PLAN (this “Amendment”) is made and adopted by Oncternal Therapeutics, Inc., a Delaware corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Plan (as defined below).

WHEREAS, the Company has adopted the Oncternal Therapeutics, Inc. 2021 Employment Inducement Incentive Award Plan (the “Plan”).

WHEREAS, the Company desires to amend the Plan as set forth below.

WHEREAS, the Board has approved this Amendment pursuant to resolutions adopted on December 16, 2021, effective immediately.

NOW, THEREFORE, in consideration of the foregoing, the Company hereby amends the Plan as follows:

1.	Section 11.28 of the Plan is amended to read as follows:

11.28 “Overall Share Limit” means 2,800,000 Shares.

2.	This Amendment is hereby incorporated in and forms a part of the Plan. All other terms of the

Plan shall remain unchanged except as specifically modified herein. The Plan, as amended by this Amendment, is hereby ratified and confirmed.

I hereby certify that the foregoing Amendment was duly adopted by the Board on December 16, 2021.

By:	/s/ Chase C. Leavitt
Name: Chase C. Leavitt
Title: Secretary